SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2012

IBERIABANK CORPORATION

(Exact name of Registrant as Specified in Charter)

Louisiana	0-25756	72-1280718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Congress Street, Lafayette, Louisiana 70501

(Address of Principal Executive Offices)

(337) 521-4003

Registrant’s telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

The Company’s Board of Directors (the “Board”) has approved an amendment to the Company’s Corporate Governance Guidelines (the “Guidelines”) regarding majority voting for directors. The Board reviewed recent governance developments and an interested shareholder input on the subject of majority voting in the election of directors. The Board concluded that when shareholders vote “withheld” more than “for” with regard to a director nominee, the Nominating and Corporate Governance Committee (the “Committee”) and the Board should carefully consider and assess whether it would be appropriate for the director to remain on the Board.

As amended, the Guidelines provide that in an uncontested director election, any nominee for director who receives a greater number of votes “withheld” from his or her election than votes “for” such election (a “Majority Withheld Vote”) would promptly tender his or her resignation following certification by the Secretary of the shareholder vote. The current plurality vote standard will be retained for contested director elections (elections in which the number of director nominees exceeds the number of Board seats).

The Committee would promptly consider the resignation offer, and a range of possible responses based on the circumstances that led to the Majority Withheld Vote, if known, and make a recommendation to the Board. The Board would act on the Committee’s recommendation within 90 days following certification of the shareholder vote.

If each member of the Committee received a Majority Withheld Vote at the same election, then the directors who did not receive a Majority Withheld Vote would consider the resignation offers and recommend to the Board whether to accept them. If three or fewer directors failed to receive a Majority Withheld Vote, all directors may participate in the action regarding the resignation offers. Any director who tenders his or her resignation pursuant to the Guidelines would not participate in the Committee’s recommendation or Board action regarding whether to accept his or her individual offer to resign. Thereafter, the Board would promptly disclose its decision-making process and decision regarding whether to accept the director’s resignation offer (or the reason(s) for rejecting the resignation offer, if applicable) in a Current Report on Form 8-K furnished to the Securities and Exchange Commission.

A link to the amended Guidelines is on the “Investor Relations” portion of the Company’s website at http://www.iberiabank.com.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	IBERIABANK Corporation Corporate Governance Guidelines, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IBERIABANK CORPORATION

Date: January 31, 2012	By:	/s/ Daryl G. Byrd
Daryl G. Byrd
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number

99.1	IBERIABANK Corporation Corporate Governance Guidelines, as amended.